UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 1, 2011

Athena Silver Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

c/o Brian Power; 2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

__________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Silver Corporation, a Delaware corporation (the "Company"), completed May 31, 2011.

1.a.

Effective April 1, 2011, the Company issued an aggregate of 24,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) valued at $0.33 per share (the “Securities”) in consideration of marketing services.

b.

The shares were issued to one (1) person.  The shares issued were “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that was requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

Not applicable.

f.    There were no proceeds received.

2.a.

Effective May 31, 2011, the Company issued an aggregate of 150,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) valued at $0.23 per share (the “Securities”) in satisfaction of accrued and unpaid fees for accounting services provided during 2010 and 2011.

b.

The shares were issued to one (1) person.    The shares issued were “restricted securities” under the Securities Act and the certificate evidencing same bears the Company’s customary restrictive legend.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.    In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that was requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction of the debt is described in Item 3.02-2(a) above.

f.

There were no proceeds received.

ITEM 9.01:     EXHIBITS

(c)	Exhibit

Item	Title

99.1	Marketing Agreement with Bill Fishkin
99.2	Agreement to Convert Debt with Donaldson Consulting Services, Inc.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: June 1, 2011_	By: ___/s/ John C. Power_____ John C. Power Chief Executive Officer/Director

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